Exhibit 99.2

LXP
LEXINGTON
REALTY TRUST

Quarterly Supplemental Information
First Quarter 2021

LEXINGTON REALTY TRUST

TABLE OF CONTENTS

March 31, 2021

	PAGE		PAGE

SUMMARY / HIGHTLIGHTS	3	TENANT DATA
		TOP 15 TENANTS	21
FINANCIAL DATA		QUARTERLY LEASING SUMMARY	22
CONSOLIDATED BALANCE SHEETS	4	LEASE ROLLOVER SCHEDULES	23
CONSOLIDATED STATEMENTS OF OPERATIONS	5	PROPERTY LEASES AND VACANCIES	25
NON-GAAP FINANCIAL DATA	6
SELECT CREDIT METRICS SUMMARY	10	DEBT
OTHER FINANCIAL DATA	11	MORTGAGES AND NOTES PAYABLE	36
		DEBT MATURITY SCHEDULE	38
CAPITAL DEPLOYMENT / RECYCLING		DEBT COVENANTS	39
QUARTERLY INVESTMENTS / CAPITAL RECYCLING	12
ON-GOING DEVELOPMENT SUMMARY	13	COMPONENTS OF NET ASSET VALUE	40
CAPITAL EXPENDITURES AND LEASING COSTS	14
		NON-GAAP MEASURES DEFINITIONS	41
PORTFOLIO DATA
PORTFOLIO DATA	15	INVESTOR INFORMATION	45
SAME STORE DATA	16
PORTFOLIO DETAIL BY ASSET CLASS	17
PORTFOLIO COMPOSITION	18
INDUSTRIAL MARKET AND INDUSTRIES	19
INDUSTRIAL PORTFOLIO DETAIL	20

This Quarterly Supplemental Information contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under the control of Lexington Realty Trust (“Lexington”), which may cause actual results, performance or achievements of Lexington and its subsidiaries to be materially different from the results, performance, or other expectations implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the headings “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in Lexington’s periodic reports filed with the Securities and Exchange Commission, including, but not limited to, risks related to: (1) the potential adverse impact on Lexington or its tenants from the novel coronavirus (COVID-19), (2) the authorization of Lexington’s Board of Trustees of future dividend declarations, (3) the successful consummation of any lease, acquisition, build-to-suit, development project, disposition, financing or other transaction on the terms described herein or at all, (4) the failure to continue to qualify as a real estate investment trust, (5) changes in general business and economic conditions, including the impact of any new legislation, (6) competition, (7) increases in real estate construction costs, (8) changes in interest rates, (9) changes in accessibility of debt and equity capital markets, and (10) future impairment charges. Copies of the periodic reports Lexington files with the Securities and Exchange Commission are available on Lexington’s web site at www.lxp.com. Forward-looking statements, which are based on certain assumptions and describe Lexington’s future plans, strategies and expectations, are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “estimates,” “projects,” may,” “plans,” “predicts,” “will,” “will likely result,” “is optimistic,” “goal,” “objective” or similar expressions. Except as required by law, Lexington undertakes no obligation to revise those forward-looking statements to reflect events or circumstances after the occurrence of unanticipated events. Accordingly, there is no assurance that Lexington’s expectations will be realized.

See definitions of non-GAAP measures and reconciliations to applicable GAAP measures in this document.

LEXINGTON REALTY TRUST

SUMMARY / HIGHLIGHTS

March 31, 2021

Lexington is a real estate investment trust (“REIT”) focused on single-tenant industrial real estate investments. Lexington has been a publicly traded REIT since 1993 (NYSE: LXP). Lexington’s investment strategy is focused on the acquisition and development of high quality and well-located industrial warehouse and distribution facilities. Lexington currently pays an annualized dividend of $0.43 per common share.

Quarterly Highlights	Portfolio Statistics

- Net Income - $0.14 per diluted common share	# of Properties:	132

- Adjusted Company FFO - $0.22 per diluted common share (1)	# of States:	28

- Completed 1.5 million square feet of new leases and lease extensions	Square Footage:	55.9 million

- Acquired three warehouse/distribution properties for an aggregate cost of $50.8 million	On-going Development Projects:	5

- Substantially completed and placed into service a 320,190 square foot warehouse/distribution property in the Columbus, OH market, at an initial cost of $18.4 million	Stabilized Portfolio % Leased:	97.8%

- Commenced development of a 1.1 million square foot warehouse/distribution property in the Central Florida market	# of Leases:	156

- Invested an aggregate of $24.0 million in five on-going development projects	% Industrial:	91.3%

- Disposed of four properties for an aggregate gross disposition price of $58.1 million	Weighted-Average Lease Term (Cash Basis):	7.3 years

- Net Debt to Adjusted EBITDA ratio is 4.6x	Weighted-Average Age:	12.1 years

(1) Includes $10.9 million of termination income.

LEXINGTON REALTY TRUST

CONSOLIDATED BALANCE SHEETS

(in thousands, except share and per share data)

	March 31, 2021	December 31, 2020
	(unaudited)
Assets:
Real estate, at cost	$3,523,641	$3,514,564
Real estate - intangible assets	399,394	409,293
Investments in real estate under construction	88,374	75,906
Real estate, gross	4,011,409	3,999,763
Less: accumulated depreciation and amortization	891,448	884,465
Real estate, net	3,119,961	3,115,298
Assets held for sale	18,383	16,530
Right-of-use assets, net	30,500	31,423
Cash and cash equivalents	142,074	178,795
Restricted cash	28,101	626
Investments in non-consolidated entities	54,185	56,464
Deferred expenses, net	16,730	15,901
Rent receivable - current	2,954	2,899
Rent receivable - deferred	66,680	66,959
Other assets	10,665	8,331
Total assets	$3,490,233	$3,493,226

Liabilities and Equity:
Liabilities:
Mortgages and notes payable, net	$131,849	$136,529
Term loan payable, net	298,069	297,943
Senior notes payable, net	779,607	779,275
Trust preferred securities, net	127,520	127,495
Dividends payable	33,317	35,401
Liabilities held for sale	6	790
Operating lease liabilities	31,508	32,515
Accounts payable and other liabilities	45,018	55,208
Accrued interest payable	7,221	6,334
Deferred revenue - including below market leases, net	16,680	17,264
Prepaid rent	14,112	13,335
Total liabilities	1,484,907	1,502,089

Commitments and contingencies
Equity:
Preferred shares, par value $0.0001 per share; authorized 100,000,000 shares:
Series C Cumulative Convertible Preferred, liquidation preference $96,770; 1,935,400 shares issues and outstanding	94,016	94,016
Common shares, par value $0.0001 per share; authorized 400,000,000 shares, 277,614,856 and 277,152,450 shares issued and outstanding in 2021 and 2020, respectively	28	28
Additional paid-in-capital	3,193,023	3,196,315
Accumulated distributions in excess of net income	(1,292,051)	(1,301,726)
Accumulated other comprehensive loss	(12,617)	(17,963)
Total shareholders’ equity	1,982,399	1,970,670
Noncontrolling interests	22,927	20,467
Total equity	2,005,326	1,991,137
Total liabilities and equity	$3,490,233	$3,493,226

LEXINGTON REALTY TRUST

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited and in thousands, except share and per share data)

	Three months ended March 31,
	2021	2020
Gross revenues:
Rental revenue	$91,645	$78,735
Other revenue	912	2,092
Total gross revenues	92,557	80,827
Expenses applicable to revenues:
Depreciation and amortization	(42,176)	(40,509)
Property operating	(10,934)	(10,276)
General and administrative	(8,420)	(7,825)
Non-operating income	477	190
Interest and amortization expense	(11,486)	(14,795)
Debt satisfaction gains, net	-	1,393
Gains on sales of properties	21,919	9,805
Income before provision for income taxes and equity in earnings (losses) of non-consolidated entities	41,937	18,810
Provision for income taxes	(372)	(653)
Equity in earnings (losses) of non-consolidated entities	(90)	263
Net income	41,475	18,420
Less net income attributable to noncontrolling interests	(433)	(266)
Net income attributable to Lexington Realty Trust shareholders	41,042	18,154
Dividends attributable to preferred shares - Series C	(1,572)	(1,572)
Allocation to participating securities	(69)	(46)
Net income attributable to common shareholders	$39,401	$16,536

Net income attributable to common shareholders - per common share basic	$0.14	$0.07
Weighted-average common shares outstanding - basic	275,416,327	253,038,161

Net income attributable to common shareholders - per common share diluted	$0.14	$0.06
Weighted-average common shares outstanding - diluted	279,053,697	257,347,277

LEXINGTON REALTY TRUST

NON-GAAP FINANCIAL DATA

(Unaudited and in thousands, except share and per share data)

	Three months ended March 31,
	2021	2020
FUNDS FROM OPERATIONS:
Basic and Diluted:
Net income attributable to common shareholders	$39,401	$16,536
Adjustments:
Depreciation and amortization	41,478	39,717
Noncontrolling interest - OP units	239	107
Amortization of leasing commissions	698	792
Joint venture and noncontrolling interest adjustment	2,115	2,214
Gain on sales of properties, including non-consolidated entities	(21,919)	(10,354)
FFO available to common shareholders and unitholders - basic	62,012	49,012
Preferred dividends	1,572	1,572
Amount allocated to participating securities	69	46
FFO available to common equityholders and unitholders - diluted	63,653	50,630
Transaction costs	11	21
Debt satisfaction gains, net, including non-consolidated entities	-	(1,372)
Adjusted Company FFO available to all equityholders and unitholders - diluted	$63,664	$49,279

Per Common Share and Unit Amounts:
Basic:
FFO	$0.22	$0.19

Diluted:
FFO	$0.22	$0.19
Adjusted Company FFO	$0.22	$0.19

Weighted-Average Common Shares:
Basic:
Weighted-average common shares outstanding - basic EPS	275,416,327	253,038,161
Operating partnership units (1)	2,852,419	3,148,122
Weighted-average common shares outstanding - basic FFO	278,268,746	256,186,283

Diluted:
Weighted-average common shares outstanding - diluted. EPS	279,053,697	257,347,277
Unvested share-based payments awards	9,125	24,799
Preferred shares - Series C	4,710,570	4,710,570
Weighted-average common shares outstanding - diluted FFO	283,773,392	262,082,646

(1) Includes OP units other than OP units held by Lexington.

LEXINGTON REALTY TRUST

NON-GAAP FINANCIAL DATA (CONTINUED)

(Unaudited and in thousands)

	Three months ended March 31,
	2021	2020
Adjusted Company FFO available to all equityholders and unitholders - diluted	$63,664	$49,279

FUNDS AVAILABLE FOR DISTRIBUTION
Adjustments:
Straight-line adjustments	(2,020)	(1,419)
Lease incentives	219	269
Amortization of above/below market leases	(460)	(295)
Lease termination payments, net	2,204	492
Non-cash interest, net	127	428
Non-cash charges, net	1,764	1,658
Tenant improvements	(19)	(1,492)
Lease costs	(2,232)	(3,951)
Joint venture and non-controlling interest adjustment	(173)	(111)
Company Funds Available for Distribution	$63,074	$44,858

LEXINGTON REALTY TRUST

NON-GAAP FINANCIAL DATA (CONTINUED)

($000)

Net Operating Income (“NOI”):

	Three months ended March 31,
	2021	2020
Net income	$41,475	$18,420

Interest and amortization expense	11,486	14,795
Provision for income taxes	372	653
Depreciation and amortization	42,176	40,509
General and administrative	8,420	7,825
Transaction costs	11	21
Non-operating/advisory fee income	(1,230)	(1,889)
Gains on sales of properties	(21,919)	(9,805)
Debt satisfaction gains, net	-	(1,393)
Equity in (earnings) losses of non-consolidated entities	90	(263)
Lease termination income	(10,941)	(141)
Straight-line adjustments	(2,020)	(1,419)
Lease incentives	219	269
Amortization of above/below market leases	(460)	(295)

NOI	67,679	67,287

Less NOI:
Acquisitions and dispositions	(8,160)	(8,099)

Same-Store NOI	$59,519	$59,188

LEXINGTON REALTY TRUST

NON-GAAP FINANCIAL DATA (CONTINUED)

($000)

Adjusted EBITDA:

	3/31/2021	12/31/2020	9/30/2020	6/30/2020	Trailing 12 Months
Net income attributable to Lexington Realty Trust shareholders	$41,042	$104,378	$41,904	$18,866	$206,190
Interest and amortization expense	11,486	12,591	13,649	14,166	51,892
Provision for income taxes	372	223	286	422	1,303
Depreciation and amortization	42,176	40,723	40,555	39,805	163,259
Straight-line adjustments	(2,020)	(3,430)	(3,995)	(4,810)	(14,255)
Lease incentives	219	189	214	249	871
Amortization of above/below market leases	(460)	(470)	(435)	(380)	(1,745)
Gains on sales of properties	(21,919)	(97,163)	(20,878)	(11,193)	(151,153)
Impairment charges	-	6,668	6,175	1,617	14,460
Debt satisfaction gains, net	-	(2,502)	(17,557)	-	(20,059)
Non-cash charges, net	1,764	1,690	1,663	1,663	6,780

Pro-rata share adjustments:
Non-consolidated entities adjustment	2,839	2,925	2,825	2,928	11,517
Noncontrolling interests adjustment	252	617	1,485	52	2,406

Adjusted EBITDA	$75,751	$66,439	$65,891	$63,385	$271,466

LEXINGTON REALTY TRUST

SELECT CREDIT METRICS SUMMARY (1)

	12/31/2018	12/31/2019	12/31/2020	3/31/2021
Adjusted Company FFO Payout Ratio	74.0%	51.6%	55.6%	48.9%

Unencumbered Assets	$2.8 billion	$3.3 billion	$3.8 billion	$3.8 billion

Unencumbered NOI	71.5%	84.1%	89.3%	91.4%

(Debt + Preferred) / Gross Assets	40.3%	34.5%	32.5%	32.5%

Debt/Gross Assets	37.8%	32.1%	30.4%	30.3%

Secured Debt / Gross Assets	14.5%	9.6%	3.1%	3.0%

Net Debt / Adjusted EBITDA	4.7x	4.9x	4.8x	4.6x

(Net Debt + Preferred) / Adjusted EBITDA	5.0x	5.3x	5.1x	5.0x

Credit Facilities Availability (2)	$505.0 million	$600.0 million	$600.0 million	$600.0 million

Unsecured Debt / Unencumbered NOI	4.9x	4.6x	5.3x	5.2x

Footnotes
(1)	Lexington believes these credit metrics provide investors with additional information to evaluate its liquidity and performance.
(2)	Subject to covenant compliance.

LEXINGTON REALTY TRUST

OTHER FINANCIAL DATA

3/31/2021

($000)

Rent Estimates for Current Assets

Year	Base Rent (1)	Cash Base Rent (1)	Difference
2021 - remaining	$209,915	$199,040	$(10,875)
2022	263,363	256,208	(7,155)

Balance Sheet

Other assets	$10,665

The components of other assets are:

Deposits	$703
Equipment	391
Prepaids	4,343
Other receivables	400
Deferred lease incentives	4,828

Accounts payable and other liabilities

The components of accounts payable and other liabilities are:	$45,018

Accounts payable and accrued expenses	$10,669
CIP accruals and other	12,632
Taxes	508
Deferred lease costs	3,861
Deposits	3,405
Escrows	1,264
Transaction costs	62
Derivative liability	12,617

Footnote
(1)	Amounts assume (i) lease terms for non-cancellable periods only, (ii) no new or renegotiated leases are entered into after 3/31/2021, and (iii) no properties are sold or acquired after 3/31/2021.

LEXINGTON REALTY TRUST

QUARTERLY INVESTMENTS / CAPITAL RECYCLING SUMMARY

3/31/2021

PROPERTY ACQUISITIONS AND COMPLETED DEVELOPMENTS

	Property Type	Market		Square Feet	Initial Basis ($000)	Month Closed/ Completed	Primary Lease Expiration	Percent Leased
1	Industrial - Warehouse/distribution	Indianapolis	IN	149,072	$14,310	January	12/2024	100%
2	Industrial - Warehouse/distribution	Indianapolis	IN	149,072	14,120	January	08/2025	100%
3	Industrial - Warehouse/distribution	Central Florida		222,134	22,358	January	05/2031	53%
4	Industrial - Warehouse/distribution	Columbus (1)	OH	320,190	18,435	March	03/2024	100%

4	TOTAL PROPERTY INVESTMENTS			840,468	$69,223

Footnotes
(1)	Completed development project. The initial basis at 3/31/2021 does not include certain remaining costs.

CAPITAL RECYCLING

	Primary Tenant	Location		Property Type	Gross Disposition Price ($000)	Annualized Net Income ($000) (1)	Annualized NOI ($000)(1)	Month of Disposition	% Leased	Gross Disposition Price PSF
1	Vacant	Houston	TX	Office	$2,550	$(427)	$(427)	January	0%	$32.32
2	Charles Schwab	Westlake	TX	Office	17,693	982	2,294	January	100%	135.89
3	ODW Logistics	Columbus	OH	Industrial	27,849	1,930	2,153	March	100%	36.05
4	Multi-Tenant	Honolulu	HI	Other	10,000	(254)	(232)	March	29%	129.10

4	TOTAL PROPERTY DISPOSITIONS				$58,092	$2,231	$3,788

Footnotes
(1)	Generally, quarterly period prior to sale annualized, excluding impairment charges.

LEXINGTON REALTY TRUST

ON-GOING DEVELOPMENT SUMMARY

3/31/2021

						GAAP	Lexington
					Estimated	Investment Balance	Amount Funded	Estimated	Approximate	% Leased
	Project		Property	Estimated	Project Cost	as of 3/31/2021	as of 3/31/2021	Completion	Lease Term	as of
	(% owned)	Market	Type	Sq. Ft.	($000)	($000) (1)	($000)	Date	(Yrs)	3/31/2021
Consolidated

1	Fairburn (87%) (2)	Atlanta, GA	Industrial	910,000	$53,812	$45,322	$40,376	2Q 2021	TBD	0%
2	KeHE Distributors BTS (100%)	Phoenix, AZ	Industrial	468,182	72,000	31,165	26,301	3Q 2021	15	100%
3	Ocala (80%)(2)	Central Florida	Industrial	1,085,280	80,900	11,887	7,682	1Q 2022	TBD	0%

3	Total Consolidated Development Projects				$206,712	$88,374	$74,359

Non - Consolidated

1	ETNA Park 70 (90%) (3)	Columbus, OH	Industrial	TBD	TBD	$12,791	$13,208	TBD	TBD	0%
2	ETNA Park 70 East (90%) (3)	Columbus, OH	Industrial	TBD	TBD	7,716	7,868	TBD	TBD	0%

2	Total Non-Consolidated Development Projects					$20,507	$21,076

5	Total Development Projects					$108,881	$95,435

Footnotes
(1)	GAAP investment balance is in real estate under construction for consolidated projects and in investments in non-consolidated entities for non-consolidated projects.
(2)	Estimated project cost excludes potential developer partner promote.
(3)	Plans and specifications have not been completed and the square footage, project cost and completion date cannot be estimated.

LEXINGTON REALTY TRUST

CAPITAL EXPENDITURES AND LEASING COSTS (1)

3/31/2021

($000)

	Three months ended March 31,

	2021	2020
Tenant Improvements
Industrial	$—	$1,469
Office/Other	19	36
Total Tenant Improvements	$19	$1,505

Leasing Costs
Industrial	$1,893	$516
Office/Other	339	3,435
Total Leasing Costs	$2,232	$3,951

Building Improvements
Industrial	$988	$322
Office/Other	296	556
Total Building Improvements	$1,284	$878

Total Capital Expenditures and Leasing Costs	$3,535	$6,334

Footnote
(1)	Consolidated costs on a cash basis. Leasing costs includes payments for lease incentives, if any.

LEXINGTON REALTY TRUST

PORTFOLIO DATA

3/31/2021

($000)

	Base Rent
Asset Class	Three months ended
	3/31/2021 (1)	3/31/2021 Percentage	3/31/2020 Percentage
Industrial	$62,346	88.3%	79.3%
Office/Other	8,275	11.7%	20.7%
	$70,621	100.0%	100.0%

	Base Rent
Credit Ratings (2)	Three months ended
	3/31/2021 (1)	3/31/2021 Percentage	3/31/2020 Percentage
Investment Grade	$35,438	50.2%	51.6%
Non-Investment Grade	13,229	18.7%	22.1%
Unrated	21,954	31.1%	26.3%
	$70,621	100.0%	100.0%

Weighted-Average Lease Term - Cash Basis	As of 3/31/2021	As of 3/31/2020
	7.3 years	8.3 years

Lease Escalation Data (3)

Footnotes
(1)	Three months ended 3/31/2021 Base Rent recognized for consolidated properties owned as of 3/31/2021.
(2)	Credit ratings are based upon either tenant, guarantor or parent/ultimate parent.
(3)	Based on three months consolidated Cash Base Rents for single-tenant leases (properties greater than 50% leased to a single tenant) owned as of 3/31/2021. Excludes parking operations and rents from prior tenants.

LEXINGTON REALTY TRUST

SAME STORE DATA

3/31/2021

($000)

Same-Store NOI (1)			Same-Store NOI by Components (1)

	Consolidated		Industrial		Office/Other
	Three months ended March 31,		Three months ended March 31,		Three months ended March 31,
	2021	2020	2021	2020	2021	2020
Total Cash Base Rent	$60,695	$60,375	$51,895	$51,174	$8,800	$9,201
Tenant Reimbursements	7,258	6,732	5,292	4,774	1,966	1,958
Property Operating Expenses	(8,434)	(7,919)	(5,857)	(5,355)	(2,577)	(2,564)
Same-Store NOI	$59,519	$59,188	$51,330	$50,593	$8,189	$8,595

Change in Same-Store NOI(2)	0.6%		1.5%		-4.7%

Same-Store Statistics (3)			Same-Store Statistics by Components (3)

	Consolidated		Industrial		Office/Other
	As of 3/31/2021	As of 3/31/2020	As of 3/31/2021	As of 3/31/2020	As of 3/31/2021	As of 3/31/2020

Same-Store # of Properties	112	112	95	95	17	17

Same-Store Percent Leased	97.5%	99.4%	97.6%	99.5%	94.2%	96.3%

Footnotes
(1)	NOI is on a consolidated cash basis excluding properties acquired and sold in 2021 and 2020.
(2)	Excluding single-tenant vacancies same-store NOI was 1.7% consolidated and 2.8% industrial.
(3)	At March 31, 2021, excludes properties acquired or sold in 2021 and 2020.

LEXINGTON REALTY TRUST

PORTFOLIO DETAIL BY ASSET CLASS

3/31/2021

($000, except square footage)

Asset Class	YE 2018 (1)	YE 2019	YE 2020	3/31/2021

Industrial
% of Cost (2)	71.2%	81.5%	90.8%	91.3%
% of ABR (3)	65.4%	75.5%	86.3%	88.3%
% Leased (4)	96.3%	97.9%	98.7%	97.9%
Wtd. Avg. Lease Term (5)	9.7	8.3	7.4	7.2
Mortgage Debt	$206,006	$109,939	$105,419	$104,261
% Investment Grade (3)	31.6%	45.9%	50.8%	51.7%
Square Feet	41,447,962	48,742,014	53,938,155	54,006,173

Office/Other
% of Cost (2)	28.8%	18.5%	9.2%	8.7%
% of ABR (3)(6)	34.6%	24.5%	13.7%	11.7%
% Leased	87.1%	85.8%	89.3%	94.2%
Wtd. Avg. Lease Term (5)	7.2	8.5	7.2	7.4
Mortgage Debt	$369,508	$283,933	$32,993	$29,392
% Investment Grade (3)	53.2%	57.3%	42.0%	38.8%
Square Feet	6,111,588	3,876,294	2,171,633	1,885,080

Construction in progress (7)	$1,840	$15,208	$79,022	$90,259

Footnotes
(1)	Certain amounts reclassified to reflect the current presentation.
(2)	Based on gross book value of real estate assets; excludes held for sale assets.
(3)	Percentage of Base Rent, for consolidated properties owned as of each respective period.
(4)	2021 is for Stabilized Portfolio.
(5)	Cash basis.
(6)	YE 2018 excludes the acceleration of below-market lease intangible accretion on one asset subsequently sold.
(7)	Includes development classified as real estate under construction on a consolidated basis.

LEXINGTON REALTY TRUST

PORTFOLIO COMPOSITION

3/31/2021

As a Percent of Gross Book Value (1)

Portfolio Composition (2)

Footnotes
(1)	Based on gross book value of real estate assets as of 3/31/2021, excludes held for sale assets.
(2)	Based on gross book value of real estate assets as of 3/31/2021, 12/31/2020, 12/31/2019, 12/31/2018 and 12/31/2017, as applicable and excludes held for sale assets.

LEXINGTON REALTY TRUST

INDUSTRIAL MARKETS AND INDUSTRIES

3/31/2021

Markets (1)	Percent of Base Rent as of 3/31/2021 (2)
Memphis, TN	7.7%
Greenville/Spartanburg, SC	6.7%
Houston, TX	6.3%
Dallas/Ft Worth, TX	5.8%
Atlanta, GA	5.5%
Phoenix, AZ	5.2%
Chicago, IL	5.0%
Cincinnati/Dayton, OH	5.0%
Nashville, TN	4.5%
Detroit, MI	4.1%
Savannah, GA	2.7%
Jackson, MS	2.5%
St. Louis, MO	2.5%
DC/Baltimore, MD	2.3%
Central Florida	2.2%
New York/New Jersey	2.1%
Cleveland, OH	2.0%
Charlotte, NC	1.9%
Indianapolis, IN	1.8%
Champaign-Urbana, IL	1.7%
Total Industrial Portfolio Concentration (3)	77.4%

Industries	Percent of Base Rent as of 3/31/2021 (2)
Consumer Products	23.4%
Automotive	20.8%
Food	15.3%
E-Commerce	14.1%
Transportation/Logistics	10.0%
Construction/Materials	8.6%
Apparel	2.3%
Specialty	1.6%
Technology	1.2%
Aerospace/Defense	1.1%
Printing/Production	1.0%
Other	0.6%

Total Industrial Portfolio Concentration (3)	100.0%

Footnotes
(1)	Based on CoStar.com inventory data.
(2)	Three months ended 3/31/2021 Base Rent recognized for consolidated industrial properties owned as of 3/31/2021.
(3)	Total shown may differ from detailed amounts due to rounding.

LEXINGTON REALTY TRUST

INDUSTRIAL PORTFOLIO DETAIL(1)

3/31/2021

	Warehouse/ Distribution	Cold Storage	Heavy Manufacturing	Light Manufacturing

# of Properties	89	4	13	9

Square Feet	46,032,958	925,616	4,751,345	2,296,254

% of Industrial Base Rent(2)	81%	5%	8%	6%

Weighted-Average Age (Years)(3)	9.8	8.7	26.1	21.0

Weighted-Average Cash Base Rent per SF(4)	$4.24	$12.72	$4.39	$5.91

Weighted-Average Lease Term (Cash Basis - Years)	6.9	10.9	6.3	9.8

Average Annual Rent Escalation(5)	2.4%	1.4%	1.7%	1.9%

Average Building Size (SF)	517,224	231,404	365,488	255,139

Average Clear Height (Feet)(6)	32.5	36.9	35.4	28.1

% Top 25 Markets(7)	67.4%	79.2%	37.5%	37.9%

% Top 50 Markets(7)	88.4%	100.0%	49.1%	50.2%

Footnotes
(1)	For industrial properties owned as of 3/31/2021.
(2)	Percent of Base Rent for consolidated industrial properties owned as of 3/31/2021.
(3)	Weighting based on square footage.
(4)	Excludes vacant square footage.
(5)	Based on Cash Base Rents for single-tenant leases (properties greater than 50% leased to a single tenant) owned as of 3/31/2021. Excludes rents from prior tenants.
(6)	Based on internal and external sources.
(7)	Percent of Base Rent based upon CoStar.com inventory data.

LEXINGTON REALTY TRUST

TOP 15 TENANTS

3/31/2021

Tenants (1)	Property Type	Lease Expirations	Number of Leases	Sq. Ft. Leased	Sq. Ft. Leased as a Percent of Consolidated Portfolio (2)(3)	Base Rent as of 3/31/2021 ($000)	Percent of Base Rent as of 3/31/2021 ($000) (2)(4)
Amazon	Industrial	2026-2033	5	3,334,331	6.1%	$4,242	6.1%
Nissan	Industrial	2027	2	2,971,000	5.4%	3,190	4.6%
Dana	Industrial	2021-2031	7	2,053,359	3.8%	2,566	3.7%
Kellogg	Industrial	2027-2029	3	2,801,916	5.1%	2,433	3.5%
Undisclosed (5)	Industrial	2031-2035	3	1,090,383	2.0%	1,785	2.6%
Watco	Industrial	2038	1	132,449	0.2%	1,693	2.4%
Xerox	Office	2023	1	202,000	0.4%	1,660	2.4%
FedEx	Industrial	2023 & 2028	2	292,021	0.5%	1,430	2.1%
Wal-Mart	Industrial	2024 & 2027	2	1,335,673	2.4%	1,404	2.0%
Undisclosed (5)	Industrial	2034	1	1,318,680	2.4%	1,386	2.0%
Morgan Lewis (6)	Office	2024	1	289,432	0.5%	1,224	1.8%
Unis	Industrial	2023-2027	3	1,005,575	1.8%	1,137	1.6%
Mars Wrigley	Industrial	2025	1	604,852	1.1%	1,101	1.6%
Asics	Industrial	2030	1	855,878	1.6%	1,097	1.6%
Spitzer	Industrial	2035	2	449,895	0.8%	1,087	1.6%

			35	18,737,444	34.3%	$27,435	39.4%

Footnotes
(1)	Tenant, guarantor or parent.
(2)	Total shown may differ from detailed amounts due to rounding.
(3)	Excludes vacant square feet.
(4)	Three months ended 3/31/2021 Base Rent recognized for consolidated properties owned as of 3/31/2021, excluding rent from prior tenants.
(5)	Lease restricts certain disclosures.
(6)	Includes parking operations.

LEXINGTON REALTY TRUST

QUARTERLY LEASING SUMMARY

3/31/2021

LEASE EXTENSIONS

	Tenant/Guarantor (1)	Location		Prior Term	Lease Expiration Date	Sq. Ft.	New Base Rent Per Annum ($000)(2)	Prior Base Rent Per Annum ($000)	New Cash Base Rent Per Annum ($000)(2)	Prior Cash Base Rent Per Annum ($000)
	Industrial
1	Kraft Heinz(3)	Winchester	VA	05/2021	05/2031	344,700	$1,726	$1,421	$1,586	$1,499
2	Ingram Micro	Millington	TN	09/2021	09/2024	701,819	1,985	1,812	1,965	1,874
3	Adena Health	Chillicothe	OH	02/2021	02/2022	23,270	129	117	129	117

3	TOTAL EXTENDED LEASES					1,069,789	$3,840	$3,350	$3,680	$3,490

NEW LEASES

	Tenant/Guarantor (1)	Location		Lease Expiration Date	Sq. Ft.	New Base Rent Per Annum ($000)(2)	New Cash Base Rent Per Annum ($000)(2)
	Industrial / Multi-tenant Industrial
1	Southerland	Antioch	TN	06/2031	334,503	$1,413	$1,290
2	American Logistics Services	Antioch	TN	05/2028	50,400	309	290
3	University of New Hampshire(4)	Durham	NH	03/2026	45,168	258	258

3	TOTAL NEW LEASES				430,071	1,980	1,838

6	TOTAL NEW AND EXTENDED LEASES				1,499,860	$5,820	$5,518

NEW VACANCY (5)

Former Tenant	Location		Prior Lease Expiration Date	Sq. Ft.	2020 Base Rent ($000)	2020 Cash Rent ($000)
Industrial
Heidelburg	Durham	NH	03/2026	455,332	$2,308	$1,686

Footnotes
(1)	Leases greater than 10,000 square feet.
(2)	Assumes twelve months rent from the later of 4/1/2021 or lease commencement/extension, excluding free rent periods as applicable.
(3)	Five-year extension option to 05/2026 exercised in second quarter 2020. While determining fair market value rent, lease amended for ten-year extension during first quarter of 2021. Prior Base Rent and Cash Base Rent reflect rental rates prior to initial five-year extension.
(4)	Prior tenant terminated is lease for 500,500 square feet prior to its lease expiration date of March 2026. Lexington entered into a direct lease with subtenant for a portion of the vacancy.
(5)	Excludes multi-tenant properties, disposed properties and non-consolidated investments.

LEXINGTON REALTY TRUST

LEASE ROLLOVER SCHEDULE - INDUSTRIAL

3/31/2021

($000)

Year	Number of Leases Expiring	Base Rent as of 3/31/2021	Percent of Base Rent as of 3/31/2021	Percent of Base Rent as of 3/31/2020
2021 - remaining	8	$2,892	4.7%	5.4%
2022	5	988	1.6%	1.0%
2023	8	2,467	4.0%	4.1%
2024	21	7,107	11.6%	9.9%
2025	17	6,149	10.0%	8.9%
2026	15	4,787	7.8%	8.0%
2027	10	7,655	12.5%	12.5%
2028	6	2,973	4.8%	5.2%
2029	6	4,173	6.8%	6.1%
2030	8	6,629	10.8%	9.6%
Thereafter	25	15,591	25.4%	24.3%

Total (1)	129	$61,411	100.0%

Footnotes
(1)	Total shown may differ from detailed amounts due to rounding.

LEXINGTON REALTY TRUST

LEASE ROLLOVER SCHEDULE - OFFICE/OTHER

3/31/2021

($000)

Year	Number of Leases Expiring	Base Rent as of 3/31/2021	Percent of Base Rent as of 3/31/2021	Percent of Base Rent as of 3/31/2020
2021 - remaining	4	$304	3.8%	5.8%
2022	2	379	4.7%	6.5%
2023	3	1,759	21.7%	12.8%
2024	6	2,411	29.8%	16.1%
2025	4	511	6.3%	6.6%
2026	1	56	0.7%	0.0%
2027	2	667	8.2%	3.3%
2028	0	—	0.0%	0.0%
2029	0	—	0.0%	1.5%
2030	0	—	0.0%	1.8%
Thereafter	5	2,015	24.9%	43.0%

Total (1)	27	$8,102	100.0%

Footnotes
(1)	Total shown may differ from detailed amounts due to rounding.

LEXINGTON REALTY TRUST

PROPERTY LEASES AND VACANCIES - CONSOLIDATED PORTFOLIO - 3/31/2021

Year of Lease Expiration	Date of Lease Expiration	CoStar Market(9)	Property Location	City	State	Note	Sq. Ft. Leased or Available (1)	Base Rent as of 3/31/2021 ($000) (2)	Cash Base Rent as of 3/31/2021 ($000) (2)
INDUSTRIAL PROPERTIES
SINGLE TENANT
	WAREHOUSE/DISTRIBUTION
2021	6/30/2021	Memphis, TN	11624 S. Distribution Cv.	Olive Branch	MS	--	1,170,218	947	892
	10/25/2021	West Michigan	6938 Elm Valley Dr.	Kalamazoo	MI	--	150,945	472	507
	11/30/2021	Greenville/Spartanburg, SC	101 Michelin Dr.	Laurens	SC	14	1,164,000	898	898
	12/31/2021	Chicago, IL	3686 South Central Ave.	Rockford	IL	--	93,000	83	83
		Columbus, OH	351 Chamber Drive	Chillicothe	OH	--	42,264	53	53
2022	2/28/2022	Columbus, OH	351 Chamber Drive	Chillicothe	OH	--	23,270	30	30
	3/31/2022	Columbus, OH	191 Arrowhead Dr.	Hebron	OH	--	250,410	146	146
		Columbus, OH	200 Arrowhead Dr.	Hebron	OH	--	400,522	234	234
		Shreveport/Bossier City, LA	5417 Campus Dr.	Shreveport	LA	--	257,849	336	351
2023	2/28/2023	Central Florida	3102 Queen Palm Dr.	Tampa	FL	--	229,605	288	299
	5/31/2023	Memphis, TN	6495 Polk Ln.	Olive Branch	MS	--	151,691	146	144
	8/31/2023	Houston, TX	10535 Red Bluff Rd.	Pasadena	TX	--	257,835	308	300
		Dallas/Ft Worth, TX	3737 Duncanville Rd.	Dallas	TX	--	510,400	428	425
	10/31/2023	Atlanta, GA	493 Westridge Pkwy.	McDonough	GA	--	676,000	508	506
	12/31/2023	Shreveport/Bossier City, LA	5001 Greenwood Rd.	Shreveport	LA	--	646,000	427	427
		Cincinnati/Dayton, OH	675 Gateway Blvd.	Monroe	OH	--	143,664	178	176
2024	1/31/2024	Indianapolis, IN	1285 W. State Road 32	Lebanon	IN	--	741,880	570	615
		Memphis, TN	6495 Polk Ln.	Olive Branch	MS	--	118,211	124	123
		Greenville/Spartanburg, SC	70 Tyger River Dr.	Duncan	SC	--	408,000	500	496
	3/31/2024	Cleveland, TN	1520 Lauderdale Memorial Hwy.	Cleveland	TN	--	851,370	664	673
		Indianapolis, IN	4600 Albert S. White Dr.	Whitestown	IN	--	53,240	54	56
		Columbus, OH	2155 Rohr Rd.	Lockbourne	OH	11	320,190	-	-
	4/30/2024	Memphis, TN	11555 Silo Dr.	Olive Branch	MS	--	927,742	714	719
	5/31/2024	Atlanta, GA	7225 Goodson Rd.	Union City	GA	--	370,000	361	348

LEXINGTON REALTY TRUST

PROPERTY LEASES AND VACANCIES - CONSOLIDATED PORTFOLIO - 3/31/2021

Year of Lease Expiration	Date of Lease Expiration	CoStar Market(9)	Property Location	City	State	Note	Sq. Ft. Leased or Available (1)	Base Rent as of 3/31/2021 ($000) (2)	Cash Base Rent as of 3/31/2021 ($000) (2)
INDUSTRIAL PROPERTIES
	WAREHOUSE/DISTRIBUTION
2024	7/31/2024	Greenville/Spartanburg, SC	5795 North Blackstock Rd.	Spartanburg	SC	--	341,660	418	422
		Greenville/Spartanburg, SC	231 Apple Valley Rd.	Duncan	SC	--	75,320	96	96
	9/30/2024	Lafayette, IN	1621 Veterans Memorial Pkwy. E	Lafayette	IN	--	309,400	304	301
		Memphis, TN	3820 Micro Dr.	Millington	TN	--	701,819	456	468
	10/31/2024	Dallas/Ft Worth, TX	2115 East Belt Line Rd.	Carrollton	TX	--	58,202	58	60
		Dallas/Ft Worth, TX	17505 Interstate Hwy 35W	Northlake	TX	--	500,556	567	546
	11/30/2024	DC/Baltimore, MD	150 Mercury Way	Winchester	VA	--	324,535	429	409
	12/31/2024	Chicago, IL	749 Southrock Dr.	Rockford	IL	--	150,000	159	158
		Indianapolis, IN	4600 Albert S. White Dr.	Whitestown	IN	--	95,832	92	85
2025	4/30/2025	Greenville/Spartanburg, SC	235 Apple Valley Rd.	Duncan	SC	--	177,320	234	224
		Houston, TX	10565 Red Bluff Rd.	Pasadena	TX	--	248,240	309	295
	5/31/2025	Atlanta, GA	7875 White Road SW	Austell	GA	--	604,852	1,101	1,059
	6/30/2025	Savannah, GA	1319 Dean Forest Rd.	Savannah	GA	--	355,527	450	422
	7/31/2025	Cleveland, OH	7005 Cochran Rd.	Glenwillow	OH	--	458,000	515	541
		Indianapolis, IN	5352 Performance Way	Whitestown	IN	--	380,000	319	315
	8/31/2025	Savannah, GA	1315 Dean Forest Rd.	Savannah	GA	--	88,503	131	127
		Indianapolis, IN	4900 Albert S. White Dr.	Whitestown	IN	--	85,232	82	77
	12/31/2025	Minneapolis/St Paul, MN	1700 47th Ave North	Minneapolis	MN	--	18,620	151	151
		Phoenix, AZ	4455 N. Cotton Ln.	Goodyear	AZ	--	160,140	252	246
2026	1/31/2026	Greenville/Spartanburg, SC	231 Apple Valley Rd.	Duncan	SC	--	120,680	150	148
	3/31/2026	Lewisburg, TN	633 Garrett Pkwy.	Lewisburg	TN	--	310,000	322	329
		Central Florida	2455 Premier Row	Orlando	FL	--	205,016	196	127
	4/30/2026	Phoenix, AZ	16811 W. Commerce Dr.	Goodyear	AZ	--	540,349	611	571
	6/30/2026	Columbus, OH	351 Chamber Drive	Chillicothe	OH	--	136,495	149	149
		Columbus, OH	351 Chamber Drive	Chillicothe	OH	--	276,112	321	317

LEXINGTON REALTY TRUST

PROPERTY LEASES AND VACANCIES - CONSOLIDATED PORTFOLIO - 3/31/2021

Year of Lease Expiration	Date of Lease Expiration	CoStar Market(9)	Property Location	City	State	Note	Sq. Ft. Leased or Available (1)	Base Rent as of 3/31/2021 ($000) (2)	Cash Base Rent as of 3/31/2021 ($000) (2)
INDUSTRIAL PROPERTIES
	WAREHOUSE/DISTRIBUTION
2026	7/31/2026	Savannah, GA	1004 Trade Center Pkwy.	Savannah	GA	--	270,252	359	330
	8/31/2026	Savannah, GA	1004 Trade Center Pkwy.	Savannah	GA	--	149,415	205	193
	9/30/2026	St. Louis, MO	3931 Lakeview Corporate Dr.	Edwardsville	IL	--	769,500	674	664
		Phoenix, AZ	9494 W. Buckeye Rd.	Tolleson	AZ	--	186,336	277	264
	10/31/2026	Cleveland, OH	10345 Philipp Pkwy.	Streetsboro	OH	--	649,250	721	690
	11/30/2026	Philadelphia, PA	250 Rittenhouse Cir.	Bristol	PA	--	241,977	287	307
		Erwin, NY	736 Addison Rd.	Erwin	NY	--	408,000	370	372
2027	1/31/2027	Kansas City, MO	27200 West 157th St.	New Century	KS	--	446,500	310	282
	2/28/2027	Jackson, MS	554 Nissan Pkwy.	Canton	MS	--	1,466,000	1,550	1,543
	4/30/2027	San Antonio, TX	16407 Applewhite Rd.	San Antonio	TX	--	849,275	748	724
		Nashville, TN	200 Sam Griffin Rd.	Smyrna	TN	--	1,505,000	1,640	1,606
	6/30/2027	Dallas/Ft Worth, TX	1501 Nolan Ryan Expy.	Arlington	TX	--	74,739	102	104
	7/31/2027	Savannah, GA	335 Morgan Lakes Industrial Blvd.	Pooler	GA	--	499,500	520	512
	8/31/2027	Cincinnati/Dayton, OH	600 Gateway Blvd.	Monroe	OH	--	994,013	986	831
	9/30/2027	Memphis, TN	1550 Hwy 302	Byhalia	MS	--	615,600	610	613
	10/31/2027	Jackson, TN	201 James Lawrence Rd.	Jackson	TN	--	1,062,055	986	964
2028	1/31/2028	Atlanta, GA	490 Westridge Pkwy.	McDonough	GA	--	1,121,120	934	903
	3/31/2028	New York/New Jersey	29-01-Borden Ave./29-10 Hunters Point Ave.	Long Island City	NY	--	140,330	1,284	1,282
	8/31/2028	Indianapolis, IN	4900 Albert S. White Dr.	Whitestown	IN	--	63,840	-	-
2029	7/31/2029	Memphis, TN	8500 Nail Rd.	Olive Branch	MS	--	716,080	688	666
	8/31/2029	Dallas/Ft Worth, TX	8601 E. Sam Lee Ln.	Northlake	TX	--	1,214,526	1,069	990
	9/30/2029	Chicago, IL	6225 E. Minooka Rd.	Minooka	IL	--	1,034,200	733	682
	11/30/2029	Chicago, IL	1460 Cargo Court	Minooka	IL	--	705,661	714	669
	12/31/2029	Chicago, IL	200 International Pkwy S	Minooka	IL	--	473,280	534	489
2030	1/31/2030	Dallas/Ft Worth, TX	3201 N. Houston School Rd.	Lancaster	TX	--	468,300	417	294

LEXINGTON REALTY TRUST

PROPERTY LEASES AND VACANCIES - CONSOLIDATED PORTFOLIO - 3/31/2021

Year of Lease Expiration	Date of Lease Expiration	CoStar Market(9)	Property Location	City	State	Note	Sq. Ft. Leased or Available (1)	Base Rent as of 3/31/2021 ($000) (2)	Cash Base Rent as of 3/31/2021 ($000) (2)
INDUSTRIAL PROPERTIES
	WAREHOUSE/DISTRIBUTION
2030	3/31/2030	Memphis, TN	549 Wingo Rd.	Byhalia	MS	--	855,878	1,097	1,070
	5/31/2030	St. Louis, MO	4015 Lakeview Corporate Dr.	Edwardsville	IL	--	1,017,780	865	709
	6/30/2030	Richmond, VA	2601 Bermuda Hundred Rd.	Chester	VA	12	1,034,470	963	973
		Cincinnati/Dayton, OH	700 Gateway Blvd.	Monroe	OH	--	1,299,492	1,379	1,269
		Dallas/Ft Worth, TX	1704 S. I-45	Hutchins	TX	--	120,960	154	141
	8/31/2030	Central Florida	3400 NW 35th St.	Ocala	FL	--	617,055	754	686
	9/30/2030	Phoenix, AZ	255 143rd Ave.	Goodyear	AZ	--	801,424	1,000	920
2031	2/28/2031	Greenville/Spartanburg, SC	1021 Tyger Lake Rd.	Spartanburg	SC	--	213,200	261	118
	5/31/2031	DC/Baltimore, MD	291 Park Center Dr.	Winchester	VA	--	344,700	430	375
	12/18/2031	DC/Baltimore, MD	80 Tyson Dr.	Winchester	VA	--	400,400	592	549
2032	4/30/2032	Houston, TX	13930 Pike Rd.	Missouri City	TX	--	-	531	512
	8/24/2032	Detroit, MI	16950 Pine Dr.	Romulus	MI	--	500,023	642	616
	10/31/2032	Portland, OR	27255 SW 95th Ave.	Wilsonville	OR	--	508,277	780	700
2033	3/31/2033	Phoenix, AZ	3405 S. McQueen Rd.	Chandler	AZ	--	201,784	1,125	1,001
2034	4/30/2034	Raleigh, NC	1133 Poplar Creek Rd.	Henderson	NC	--	147,448	137	-
	10/31/2034	Champaign-Urbana, IL	1001 Innovation Rd.	Rantoul	IL	--	813,126	1,049	978
	12/31/2034	Greenville/Spartanburg, SC	27 Inland Pkwy.	Greer	SC	--	1,318,680	1,386	791
2035	10/22/2035	Detroit, MI	2860 Clark St.	Detroit	MI	--	189,960	551	551
2036	5/31/2036	Charlotte, NC	671 Washburn Switch Rd.	Shelby	NC	--	673,425	696	639
2038	3/31/2038	Houston, TX	13901/14035 Industrial Rd.	Houston	TX	--	132,449	1,693	1,518
	WAREHOUSE/DISTRIBUTION INDUSTRIAL SUBTOTAL - SINGLE TENANT						43,995,996	$49,144	$46,234
	WAREHOUSE/DISTRIBUTION - NOT STABILIZED (13)
2031	5/31/2031	Central Florida	5275 Dranefield Rd.	Lakeland	FL	--	117,440	118	-
	Vacancy	Central Florida	5275 Dranefield Rd.	Lakeland	FL	--	104,694	-	-
	WAREHOUSE/DISTRIBUTION INDUSTRIAL SUBTOTAL - NOT STABILIZED						222,134	$118	$-

LEXINGTON REALTY TRUST

PROPERTY LEASES AND VACANCIES - CONSOLIDATED PORTFOLIO - 3/31/2021

Year of Lease Expiration	Date of Lease Expiration	CoStar Market(9)	Property Location	City	State	Note	Sq. Ft. Leased or Available (1)	Base Rent as of 3/31/2021 ($000) (2)	Cash Base Rent as of 3/31/2021 ($000) (2)
INDUSTRIAL PROPERTIES
MULTI-TENANT / VACANCY (7)(10)
	WAREHOUSE/DISTRIBUTION
	Various	Nashville, TN	6050 Dana Way	Antioch	TN	3, 8 (97%)	674,528	557	562
	Vacancy	Charlotte, NC	2203 Sherrill Dr.	Statesville	NC	--	639,800	-	-
	Various	Boston, MA	121 Technology Dr.	Durham	NH	3, 8, 15 (9%)	500,500	626	1,240
	WAREHOUSE/DISTRIBUTION INDUSTRIAL SUBTOTAL - MULT-TENANT/VACANCY						1,814,828	$1,183	$1,802

	WAREHOUSE/DISTRIBUTION INDUSTRIAL SUBTOTAL						46,032,958	$50,445	$48,036
SINGLE TENANT
	COLD STORAGE
2028	8/31/2028	Atlanta, GA	1420 Greenwood Rd.	McDonough	GA	--	296,972	542	549
2031	10/31/2031	Chicago, IL	1020 W. Airport Rd.	Romeoville	IL	--	188,166	918	890
2032	10/31/2032	Detroit, MI	26700 Bunert Rd.	Warren	MI	--	260,243	971	903
2034	9/30/2034	Las Vegas, NV	5625 North Sloan Ln.	North Las Vegas	NV	--	180,235	639	602

	COLD STORAGE INDUSTRIAL SUBTOTAL						925,616	$3,070	$2,944
SINGLE TENANT
	HEAVY MANUFACTURING
2023	12/31/2023	Nashville, TN	120 Southeast Pkwy. Dr.	Franklin	TN	--	289,330	184	184
2024	4/30/2024	Portland/South Portland, ME	113 Wells St.	North Berwick	ME	--	993,685	450	407
	10/31/2024	Detroit, MI	43955 Plymouth Oaks Blvd.	Plymouth	MI	--	311,612	398	396
2025	6/30/2025	Owensboro, KY	4010 Airpark Dr.	Owensboro	KY	--	211,598	302	302
		Elizabethtown-Fort Knox, KY	730 North Black Branch Rd.	Elizabethtown	KY	--	167,770	134	134
		Elizabethtown-Fort Knox, KY	750 North Black Branch Rd.	Elizabethtown	KY	--	539,592	710	710
		Nashville, TN	301 Bill Bryan Blvd.	Hopkinsville	KY	--	424,904	422	422
	7/14/2025	Charlotte, NC	590 Ecology Ln.	Chester	SC	--	420,597	464	613
	12/19/2025	Owensboro, KY	1901 Ragu Dr.	Owensboro	KY	5	443,380	470	483
2026	9/30/2026	Crossville, TN	900 Industrial Blvd.	Crossville	TN	--	222,200	144	144
2029	11/24/2029	Anniston-Oxford, AL	318 Pappy Dunn Blvd.	Anniston	AL	--	276,782	435	430

LEXINGTON REALTY TRUST

PROPERTY LEASES AND VACANCIES - CONSOLIDATED PORTFOLIO - 3/31/2021

Year of Lease Expiration	Date of Lease Expiration	CoStar Market(9)	Property Location	City	State	Note	Sq. Ft. Leased or Available (1)	Base Rent as of 3/31/2021 ($000) (2)	Cash Base Rent as of 3/31/2021 ($000) (2)
INDUSTRIAL PROPERTIES
	HEAVY MANUFACTURING
2035	3/31/2035	Houston, TX	13863 Industrial Rd.	Houston	TX	--	187,800	609	553
		Houston, TX	7007 F.M. 362 Rd.	Brookshire	TX	--	262,095	478	434

	HEAVY MANUFACTURING INDUSTRIAL SUBTOTAL						4,751,345	$5,200	$5,212
SINGLE TENANT
	LIGHT MANUFACTURING
2021	11/30/2021	Lumberton, NC	2880 Kenny Biggs Rd.	Lumberton	NC	16	423,280	339	375
2022	8/31/2022	Greenville/Spartanburg, SC	50 Tyger River Dr.	Duncan	SC	--	221,833	242	260
2024	5/31/2024	Bingen, WA	901 East Bingen Point Way	Bingen	WA	--	124,539	659	671
2027	12/31/2027	Cincinnati/Dayton, OH	10590 Hamilton Ave.	Cincinnati	OH	--	264,598	203	203
2028	9/30/2028	West Michigan	904 Industrial Rd.	Marshall	MI	--	246,508	203	192
2031	6/30/2031	Cincinnati/Dayton, OH	10000 Business Blvd.	Dry Ridge	KY	--	336,350	382	351
2033	12/31/2033	Dallas/Ft Worth, TX	2115 East Belt Line Rd.	Carrollton	TX	--	298,653	324	265
2037	3/31/2037	Dallas/Ft Worth, TX	4005 E I-30	Grand Prairie	TX	--	215,000	468	408
2042	5/31/2042	Columbus, GA	4801 North Park Dr.	Opelika	AL	--	165,493	811	665

	LIGHT MANUFACTURING INDUSTRIAL SUBTOTAL						2,296,254	$3,631	$3,390

INDUSTRIAL TOTAL/WEIGHTED AVERAGE						97.9% Leased (6)	54,006,173	$62,346	$59,582

LEXINGTON REALTY TRUST

PROPERTY LEASES AND VACANCIES - CONSOLIDATED PORTFOLIO - 3/31/2021

Year of Lease Expiration	Date of Lease Expiration	CoStar Market(9)	Property Location	City	State	Note	Sq. Ft. Leased or Available (1)	Base Rent as of 3/31/2021 ($000) (2)	Cash Base Rent as of 3/31/2021 ($000) (2)
OFFICE PROPERTIES
SINGLE TENANT
2021	4/30/2021	Philadelphia, PA	1701 Market St.	Philadelphia	PA	18	1,220	16	16
	8/31/2021	Atlanta, GA	3500 North Loop Rd.	McDonough	GA	--	62,218	223	223
	11/30/2021	Dallas/Ft Worth, TX	1401 Nolan Ryan Expy.	Arlington	TX	17	4,979	24	24
2022	1/31/2022	Dallas/Ft Worth, TX	1401 Nolan Ryan Expy.	Arlington	TX	4	111,409	235	464
	7/31/2022	Tucson, AZ	1440 E 15th St.	Tucson	AZ	--	28,591	144	144
2023	9/30/2023	Philadelphia, PA	1701 Market St.	Philadelphia	PA	--	8,070	-	-
	12/14/2023	South Bay/San Jose, CA	3333 Coyote Hill Rd.	Palo Alto	CA	--	202,000	1,660	1,768
2024	1/31/2024	Philadelphia, PA	1701 Market St.	Philadelphia	PA	--	289,432	1,065	1,087
	2/14/2024	Florence, SC	1362 Celebration Blvd.	Florence	SC	--	32,000	143	151
	5/31/2024	Charlotte, NC	3476 Stateview Blvd.	Fort Mill	SC	--	169,083	503	508
		Charlotte, NC	3480 Stateview Blvd.	Fort Mill	SC	--	169,218	522	508
	9/30/2024	Dallas/Ft Worth, TX	1401 Nolan Ryan Expy.	Arlington	TX	--	23,228	88	83
2025	2/28/2025	Dallas/Ft Worth, TX	1401 Nolan Ryan Expy.	Arlington	TX	--	13,590	54	55
	5/31/2025	Philadelphia, PA	1701 Market St.	Philadelphia	PA	--	2,641	67	67
	6/30/2025	McAllen/Edinburg/Pharr, TX	3711 San Gabriel	Mission	TX	--	75,016	257	259
2027	1/31/2027	Philadelphia, PA	1701 Market St.	Philadelphia	PA	--	1,975	-	-
	5/31/2027	DC/Baltimore, MD	13651 McLearen Rd.	Herndon	VA	--	159,644	667	718
2031	11/30/2031	New York/New Jersey	4 Apollo Drive	Whippany	NJ	--	123,734	510	507
2037	6/30/2037	New York/New Jersey	1415 Wyckoff Rd.	Wall	NJ	--	157,511	873	1,058
N/A	Vacancy	Philadelphia, PA	1701 Market St.	Philadelphia	PA	--	699	-	-
		Dallas/Ft Worth, TX	1401 Nolan Ryan Expy.	Arlington	TX	--	8,602	-	-
	N/A	Philadelphia, PA	1701 Market St.	Philadelphia	PA	--	-	159	159

SINGLE TENANT OFFICE TOTAL							1,644,860	$7,210	$7,799

LEXINGTON REALTY TRUST

PROPERTY LEASES AND VACANCIES - CONSOLIDATED PORTFOLIO - 3/31/2021

Year of Lease Expiration	Date of Lease Expiration	CoStar Market(9)	Property Location	City	State	Note	Sq. Ft. Leased or Available (1)	Base Rent as of 3/31/2021 ($000) (2)	Cash Base Rent as of 3/31/2021 ($000) (2)
OFFICE PROPERTIES
MULTI-TENANT / VACANCY (7)(10)
	Various	Baton Rouge, LA	4455 American Way	Baton Rouge	LA	3, 8 (34%)	70,100	99	101
	Various	Phoenix, AZ	13430 North Black Canyon Fwy.	Phoenix	AZ	3 (61%)	138,940	334	392

MULTI-TENANT/VACANCY OFFICE TOTAL							209,040	$433	$493

OFFICE SUBTOTAL/WEIGHTED AVERAGE						94.1% Leased	1,853,900	$7,643	$8,292

LEXINGTON REALTY TRUST

PROPERTY LEASES AND VACANCIES - CONSOLIDATED PORTFOLIO - 3/31/2021

Year of Lease Expiration	Date of Lease Expiration	CoStar Market(9)	Property Location	City	State	Note	Sq. Ft. Leased or Available (1)	Base Rent as of 3/31/2021 ($000) (2)	Cash Base Rent as of 3/31/2021 ($000) (2)
OTHER PROPERTIES
SINGLE TENANT
SPECIALTY
2048	12/31/2048	DC/Baltimore, MD	30 Light St.	Baltimore	MD	--	-	78	78
2055	1/31/2055	Central Florida	499 Derbyshire Dr.	Venice	FL	--	31,180	477	353
2112	8/31/2112	DC/Baltimore, MD	201-215 N. Charles St.	Baltimore	MD	--	-	77	77

SINGLE TENANT OTHER TOTAL							31,180	$632	$508

OTHER SUBTOTAL/WEIGHTED AVERAGE						100% Leased	31,180	$632	$508

TOTAL OFFICE & OTHER/WEIGHTED AVERAGE						94.2% Leased	1,885,080	$8,275	$8,800

TOTAL CONSOLIDATED PORTFOLIO/WEIGHTED AVERAGE						97.8% Leased (6)	55,891,253	$70,621	$68,382

LEXINGTON REALTY TRUST

PROPERTY LEASES AND VACANCIES - CONSOLIDATED PORTFOLIO - 3/31/2021

Year of Lease Expiration	Date of Lease Expiration	CoStar Market(9)	Property Location	City	State	Note	Sq. Ft. Leased or Available (1)	LXP % Ownership	Base Rent as of 3/31/2021 ($000) (2)	Cash Base Rent as of 3/31/2021 ($000) (2)
NON-CONSOLIDATED PROPERTIES
NNN OFFICE JV PROPERTIES
2022	12/31/2022	Chicago, IL	231 N. Martingale Rd.	Schaumburg	IL	--	317,198	20%	1,150	1,213
2023	3/31/2023	Dallas/Ft Worth, TX	8900 Freeport Pkwy.	Irving	TX	--	268,445	20%	1,232	1,162
2025	3/14/2025	Dallas/Ft Worth, TX	601 & 701 Experian Pkwy.	Allen	TX	--	292,700	20%	810	768
	6/30/2025	Atlanta, GA	2500 Patrick Henry Pkwy.	McDonough	GA	--	111,911	20%	407	366
	12/31/2025	Dallas/Ft Worth, TX	4001 International Pkwy.	Carrollton	TX	--	138,443	20%	634	617
2026	3/31/2026	Columbus, OH	500 Olde Worthington Rd.	Westerville	OH	--	97,000	20%	336	309
	4/30/2026	Richmond, VA	800 East Canal St.	Richmond	VA	--	2,568	20%	14	14
2027	2/28/2027	Richmond, VA	800 East Canal St.	Richmond	VA	--	8,503	20%	52	38
	6/30/2027	Kansas City, MO	3902 Gene Field Rd.	St. Joseph	MO	--	98,849	20%	529	506
	7/6/2027	Columbus, OH	2221 Schrock Rd.	Columbus	OH	--	42,290	20%	171	164
	8/7/2027	Philadelphia, PA	25 Lakeview Dr.	Jessup	PA	--	150,000	20%	583	559
2030	8/31/2030	Richmond, VA	800 East Canal St.	Richmond	VA	--	224,537	20%	1,748	1,829
	9/30/2030	Richmond, VA	800 East Canal St.	Richmond	VA	--	25,707	20%	193	167
	10/31/2030	Richmond, VA	800 East Canal St.	Richmond	VA	--	4,235	20%	23	23
2031	1/10/2031	Houston, TX	810 Gears Rd.	Houston	TX	--	68,985	20%	300	356
	3/1/2031	Richmond, VA	800 East Canal St.	Richmond	VA	--	26,047	20%	211	183
	9/30/2031	Richmond, VA	800 East Canal St.	Richmond	VA	--	7,105	20%	1	1
2032	4/30/2032	Charlotte, NC	1210 AvidXchange Ln.	Charlotte	NC	--	201,450	20%	1,506	1,370
	9/30/2032	Houston, TX	10001 Richmond Ave.	Houston	TX	--	554,385	20%	1,480	1,526
2035	2/28/2035	Dallas/Ft Worth, TX	6555 Sierra Dr.	Irving	TX	--	247,254	20%	1,241	974
	4/30/2035	Parachute, CO	143 Diamond Ave.	Parachute	CO	--	49,024	20%	289	295
2088	8/8/2088	Richmond, VA	800 East Canal St.	Richmond	VA	--	-	20%	89	105
N/A	Vacancy	Houston, TX	810 Gears Rd.	Houston	TX	--	9,910	20%	-	-
		Richmond, VA	800 East Canal St.	Richmond	VA	--	31,607	20%	-	-

NNN OFFICE JV TOTAL/WEIGHTED AVERAGE						98.6% Leased	2,978,153		$12,999	$12,545

LEXINGTON REALTY TRUST

PROPERTY LEASES AND VACANCIES - CONSOLIDATED PORTFOLIO - 3/31/2021

Year of Lease Expiration	Date of Lease Expiration	CoStar Market(9)	Property Location	City	State	Note	Sq. Ft. Leased or Available (1)	LXP % Ownership	Base Rent as of 3/31/2021 ($000) (2)	Cash Base Rent as of 3/31/2021 ($000) (2)
OTHER NON-CONSOLIDATED PROPERTIES

2036	8/31/2036	Houston, TX	2203 North Westgreen Blvd.	Katy	TX	--	274,000	25%	1,709	1,709

OTHER NON-CONSOLIDATED TOTAL/WEIGHTED AVERAGE						100% Leased	274,000		$1,709	$1,709

NON-CONSOLIDATED TOTAL/WEIGHTED AVERAGE						98.7% Leased	3,252,153		$14,708	$14,254

Footnotes
1	Square footage leased or available.
2	Three months ended 3/31/2021 Base Rent and Cash Base Rent.
3	Represents percent leased as of 3/31/2021.
4	Tenant exercised termination option effective January 2022 with a $2.6 million termination payment.
5	Lexington has a 71.1% interest in this property.
6	Percent leased is for Stabilized Portfolio at 3/31/2021.
7	Multi-tenant properties are properties less than 50% leased to a single tenant.
8	Base Rent and Cash Base Rent amounts represent/include prior tenant.
9	Based on CoStar.com inventory data.
10	The multi-tenanted / vacant properties incurred approximately $372 thousand in operating expenses, net for the three months ended 3/31/2021.
11	Development project placed into service at 3/31/2021. Rent commences 4/1/2021.
12	Property includes four warehouses (252,351 square feet each) and one other property (25,066 square feet).
13	Property not in Stabilized Portfolio at 3/31/2021.
14	Property held for sale at 3/31/2021 and property was sold subsequent to 3/31/2021.
15	Primary tenant terminated its lease effective 3/30/2021 for a $10.5 million payment.
16	Subsequent to 3/31/2021, lease extended to 11/30/2026.
17	Subsequent to 3/31/2021, lease extended to 11/30/2023.
18	Subsequent to 3/31/2021, lease extended to 3/31/2022.
19	Subsequent to 3/31/2021, property disposed.

LEXINGTON REALTY TRUST

MORTGAGES AND NOTES PAYABLE

3/31/2021

Property	Footnotes	Debt Balance ($000)	Interest Rate (%)	Maturity (a)	Current Estimated Annual Debt Service ($000) (b)	Balloon Payment ($000)
INDUSTRIAL
Chester, SC		$4,692	5.380%	08/2025	$1,144	$362
Long Island City, NY		31,842	3.500%	03/2028	4,879	-
Goodyear, AZ		41,877	4.290%	08/2031	2,197	33,399
Warren, MI		25,850	5.380%	11/2032	1,391	22,037
Industrial Subtotal/Wtg. Avg./Years Remaining (c)		$104,261	4.368%	9.3	$9,611	$55,798

OFFICE
Whippany, NJ		$10,786	6.298%	11/2021	$840	$10,400
Palo Alto, CA		18,606	3.970%	12/2023	7,059	-
Office Subtotal/Wtg. Avg./Years Remaining (c)		$29,392	4.824%	1.9	$7,899	$10,400

Subtotal/Wtg. Avg./Years Remaining (c)		$133,653	4.468%	7.7	$17,510	$66,198

CORPORATE (e)
Revolving Credit Facility	(g)	$-	-	02/2023	$-	$-
Senior Notes		188,756	4.250%	06/2023	8,022	188,756
Senior Notes		198,932	4.400%	06/2024	8,753	198,932
Senior Notes		400,000	2.700%	09/2030	10,800	400,000
Term Loan	(h)	300,000	2.732%	01/2025	8,310	300,000
Trust Preferred Notes	(i)	129,120	1.905%	04/2037	2,494	129,120
Subtotal/Wtg. Avg./Years Remaining (c)		$1,216,808	3.142%	6.6	$38,379	$1,216,808

Total/Wtg. Avg./Years Remaining (c)	(d)	$1,350,461	3.273%	6.7	$55,889	$1,283,006

LEXINGTON REALTY TRUST

MORTGAGES AND NOTES PAYABLE (CONTINUED)

3/31/2021

($000)

	GAAP Balance	Deferred Loan Costs, net	Discounts	Gross Balance

Mortgages and notes payable (f)	$131,849	$1,804	$-	$133,653
Revolving credit facility borrowings (e)	-	-	-	-
Term loans payable (e)	298,069	1,931	-	300,000
Senior notes payable(e)	779,607	4,718	3,363	787,688
Trust preferred securities (e)	127,520	1,600	-	129,120
Consolidated debt	$1,337,045	$10,053	$3,363	$1,350,461

Footnotes
(a)	Subtotal and total based on weighted-average term to maturity shown in years based on debt balance.
(b)	Remaining payments for debt with less than 12 months to maturity, all others are debt service for next 12 months.
(c)	Total shown may differ from detailed amounts due to rounding.
(d)	See reconciliations of non-GAAP measures in this document.
(e)	Unsecured.
(f)	Secured.
(g)	Rate ranges from LIBOR plus 0.775% to 1.45%.
(h)	Rate ranges from LIBOR plus 0.85% to 1.65%. LIBOR rate was fixed at 1.732% through January 2025 via interest rate swap agreements.
(i)	Rate is three month LIBOR plus 170 bps.

LEXINGTON REALTY TRUST

DEBT MATURITY SCHEDULE 3/31/2021

($000)

Consolidated Properties
Year	Mortgage Scheduled Amortization	Mortgage Balloon Payments	Corporate Debt
2021 - remaining	$8,960	$10,400	$-
2022	12,224	-	-
2023	13,267	-	188,756
2024	6,431	-	198,932
2025	6,214	362	300,000
	$47,096	$10,762	$687,688

Debt Maturity Profile (1)

Footnotes
(1)	Percentage denotes weighted-average interest rate.

LEXINGTON REALTY TRUST

DEBT COVENANTS (1)

CORPORATE LEVEL DEBT
	MUST BE:	3/31/2021
Bank Loans:

Maximum Leverage	< 60%	34.2%
Fixed Charge Coverage	> 1.5x	3.5
Recourse Secured Indebtedness Ratio	< 10% cap value	0.0%
Secured Indebtedness Ratio	< 40%	5.7%
Unsecured Debt Service Coverage	> 2.0x	6.1	x
Unencumbered Leverage	< 60%	30.7%

Bonds:

Debt to Total Assets	< 60%	31.1%
Secured Debt to Total Assets	< 40%	3.1%
Debt Service Coverage	> 1.5x	5.5	x
Unencumbered Assets to Unsecured Debt	> 150%	331.8%

Footnotes
(1)	The above is a summary of the key financial covenants for Lexington’s credit facility and term loan and senior notes, as of March 31, 2021 and as defined and calculated per the terms of the credit facility and term loan and senior notes, as of such date and applicable. These calculations are presented to show Lexington’s compliance with such covenants only and are not measures of Lexington’s liquidity or performance.

LEXINGTON REALTY TRUST

COMPONENTS OF NET ASSEST VALUE 3/31/2021

($000)

The purpose of providing the following information is to enable readers to derive their own estimates of net asset value. This information is not intended to be an asset-by-asset or enterprise valuation.

Consolidated properties three-month net operating income (NOI) (1)
Industrial	$56,895
Office/Other	7,913
Total Net Operating Income	$64,808

Lexington’s share of non-consolidated three-month NOI (1)
NNN OFFICE JV
Office	$2,477
OTHER JV
Other	$387

Other income
Advisory fees	$754

Three months ended
NOI for NAV Reconciliation:	3/31/2021

NOI as reported	$67,679
Less NOI:
Disposed of properties	(463)
Held for sale assets	(897)
Assets acquired in 2021	(158)
Assets less than 70% leased / Other	(1,353)
NOI for NAV	$64,808

In service assets not fairly valued by capitalized NOI method (1)
Wholly-owned assets acquired/completed in 2021	$68,816
Wholly-owned assets less than 70% leased	$29,345

Add other assets:
Assets held for sale - consolidated	$18,383
Construction in progress	1,885
Developable land	21,076
Development investment at cost incurred	74,359
Cash and cash equivalents	142,074
Restricted cash	28,101
Accounts receivable	2,954
Other assets	10,665
Total other assets	$299,497

Liabilities:
Corporate level debt (face amount)	$1,216,808
Mortgages and notes payable (face amount)	133,653
Dividends payable	33,317
Liabilities held for sale - consolidated	6
Accounts payable, accrued expenses and other liabilities	66,351
Preferred stock, at liquidation value	96,770
Lexington’s share of non-consolidated mortgages (face amount)	81,688
Total deductions	$1,628,593

Common shares & OP units at 3/31/2021	280,412,763

Footnotes
(1)	NOI for the existing property portfolio at March 31, 2021, excludes NOI related to assets undervalued by a capitalized NOI method and assets held for sale. Assets undervalued by a capitalized NOI method are identified generally by occupancies under 70%, assets placed into service and assets acquired in 2021. For assets in this category an NOI capitalization approach is not appropriate, and accordingly, Lexington’s net book value has been used.

LEXINGTON REALTY TRUST

NON-GAAP MEASURES

DEFINITIONS

Lexington has used non-GAAP financial measures as defined by the Securities and Exchange Commission Regulation G in this Quarterly Supplemental Information and in other public disclosures.

Lexington believes that the measures defined below are helpful to investors in measuring our performance or that of an individual investment. Since these measures exclude certain items which are included in their respective most comparable Generally Accepted Accounting Principles (“GAAP”) measures, reliance on the measures has limitations; management compensates for these limitations by using the measures simply as supplemental measures that are weighed in balance with other GAAP measures. These measures are not necessarily indications of our cash flow available to fund operations. Additionally, they should not be used as an alternative to the respective most comparable GAAP measures when evaluating Lexington’s financial performance or cash flow from operating, investing, or financing activities or liquidity.

Definitions:

Adjusted EBITDA: Adjusted EBITDA represents EBITDA (earnings before interest, taxes, depreciation and amortization) modified to include other adjustments to GAAP net income for gains on sales of properties, impairment charges, debt satisfaction gains (charges), net, non-cash charges, net, straight-line adjustments, non-recurring charges and adjustments for pro-rata share of non-wholly owned entities. Lexington’s calculation of Adjusted EBITDA may not be comparable to similarly titled measures used by other companies. Lexington believes that net income is the most directly comparable GAAP measure to Adjusted EBITDA.

Base Rent: Base Rent is calculated by making adjustments to GAAP rental revenue to exclude billed tenant reimbursements and lease termination income and to include ancillary income. Base Rent excludes reserves/write-offs of deferred rent receivable, as applicable. Lexington believes Base Rent provides a meaningful measure due to the net lease structure of leases in the portfolio. The following is a reconciliation of rental revenue to Base Rent.

Three months ended
3/31/2021 ($000)

Rental revenue as reported	$91,645

Base Rent from sold properties	(658)
Lease termination income	(10,941)
Ancillary revenue	159
Reimbursements	(9,584)

Base Rent per supplement	$70,621

LEXINGTON REALTY TRUST

NON-GAAP MEASURES

DEFINITIONS

Cash Base Rent: Cash Base Rent is calculated by making adjustments to GAAP rental revenue to remove the impact of GAAP required adjustments to rental income such as adjustments for straight-line rents related to free rent periods and contractual rent increases. Cash Base Rent excludes billed tenant reimbursements and lease termination income and includes ancillary income. Lexington believes Cash Base Rent provides a meaningful indication of an investments ability to fund cash needs. The following is a reconciliation of Base Rent to Cash Base Rent.

Three months ended
3/31/2021($000)

Base Rent per supplement	$70,621

Straight-line adjustments	(1,997)
Lease incentive	218
Amortization of above/below market leases	(460)

Cash Base Rent per supplement	$68,382

Funds from Operations (“FFO”) and Adjusted Company FFO: Lexington believes that Funds from Operations, or FFO, which is a non-GAAP measure, is a widely recognized and appropriate measure of the performance of an equity real estate investment trust (“REIT”). Lexington believes FFO is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. As a result, FFO provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities, interest costs and other matters without the inclusion of depreciation and amortization, providing perspective that may not necessarily be apparent from net income.

The National Association of Real Estate Investment Trusts, or NAREIT, defines FFO as “net income (calculated in accordance with GAAP), excluding depreciation and amortization related to real estate, gains and losses from the sales of certain real estate assets, gains and losses from change in control and impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in value of depreciable real estate held by the entity. The reconciling items include amounts to adjust earnings from consolidated partially-owned entities and equity in earnings of unconsolidated affiliates to FFO.” FFO does not represent cash generated from operating activities in accordance with GAAP and is not indicative of cash available to fund cash needs.

Lexington presents FFO available to common shareholders and unitholders - basic and also presents FFO available to all equityholders and unitholders - diluted on a company-wide basis as if all securities that are convertible, at the holder’s option, into Lexington’s common shares, are converted at the beginning of the period. Lexington also presents Adjusted Company FFO available to all equityholders and unitholders - diluted which adjusts FFO available to all equityholders and unitholders - diluted for certain items which we believe are not indicative of the operating results of Lexington’s real estate portfolio. Lexington believes this is an appropriate presentation as it is frequently requested by security analysts, investors and other interested parties. Since others do not calculate these measures in a similar fashion, these measures may not be comparable to similarly titled measures as reported by others. These measures should not be considered as an alternative to net income as an indicator of Lexington’s operating performance or as an alternative to cash flow as a measure of liquidity.

LEXINGTON REALTY TRUST

NON-GAAP MEASURES

DEFINITIONS

Net Operating Income (NOI): NOI is a measure of operating performance used to evaluate the individual performance of an investment. This measure is not presented or intended to be viewed as a liquidity or performance measure that presents a numerical measure of Lexington’s historical or future financial performance, financial position or cash flows. Lexington defines NOI as operating revenues (rental income (less GAAP rent adjustments and lease termination income) and other property income) less property operating expenses. Other REITs may use different methodologies for calculating NOI, and accordingly, Lexington’s NOI may not be comparable to that of other companies. Because NOI excludes general and administrative expenses, interest expense, depreciation and amortization, acquisition-related expenses, other nonproperty income and losses, and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate and the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing a perspective on operations not immediately apparent from net income. Lexington believes that net income is the most directly comparable GAAP measure to NOI.

Same-Store NOI: Same-Store NOI represents the NOI for consolidated properties that were owned and included in our portfolio for two comparable reporting periods. As Same-Store NOI excludes the change in NOI from acquired and disposed of properties, it highlights operating trends such as occupancy levels, rental rates and operating costs on properties. Other REITs may use different methodologies for calculating Same-Store NOI, and accordingly, Lexington’s Same-Store NOI may not be comparable to other REITs. Management believes that Same-Store NOI is a useful supplemental measure of Lexington’s operating performance. However, Same-Store NOI should not be viewed as an alternative measure of Lexington ‘s financial performance since it does not reflect the operations of Lexington’s entire portfolio, nor does it reflect the impact of general and administrative expenses, acquisition-related expenses, interest expense, depreciation and amortization costs, other nonproperty income and losses, the level of capital expenditures and leasing costs necessary to maintain the operating performance of Lexington’s properties, or trends in development and construction activities which are significant economic costs and activities that could materially impact Lexington’s results from operations. Lexington believes that net income is the most directly comparable GAAP measure to Same-Store NOI.

Stabilized Portfolio: All real estate properties other than acquired or developed properties that have not achieved 90% occupancy within one-year of acquisition or substantial completion.

LEXINGTON REALTY TRUST

SELECT CREDIT METRICS DEFINITIONS

($000)

Adjusted Company FFO Payout:	Three months ended March 31, 2021		(Debt + Preferred) / Gross Assets:	Three months ended March 31, 2021
Common share dividends per share	$0.1075		Consolidated debt	$1,337,045
Adjusted Company FFO per diluted share	0.22		Preferred shares liquidation preference	96,770
Adjusted Company FFO payout ratio	48.9%		Debt and preferred	$1,433,815

Unencumbered Assets:			Total assets	$3,490,233
Real estate, at cost	$4,011,409		Plus depreciation and amortization:
held for sale real estate, at cost	35,392		Real estate	891,448
less encumbered real estate, at cost	(245,493)		Deferred lease costs	11,191
Unencumbered assets	$3,801,308		Held for sale assets	17,419

Unencumbered NOI:			Gross assets	$4,410,291
NOI	$67,679
Disposed of properties NOI	(463)		(Debt + Preferred) / Gross Assets	32.5%
Adjusted NOI	67,216
less encumbered adjusted NOI	(5,789)		Debt / Gross Assets:
Unencumbered adjusted NOI	$61,427		Consolidated debt	$1,337,045

Unencumbered NOI %	91.4%		Gross assets	$4,410,291

Net Debt / Adjusted EBITDA:			Debt / Gross assets	30.3%
Adjusted EBITDA	$271,466
			Secured Debt / Gross Assets:
Consolidated debt	$1,337,045		Total Secure Debt	$131,849
less consolidated cash and cash equivalents (1)	(169,059)
Non-consolidated debt, net	80,398		Gross assets	$4,410,291
Net debt	$1,248,384
			Secured Debt / Gross Assets	3.0%
Net debt / Adjusted EBITDA	4.6	x
			Unsecured Debt / Unencumbered NOI:
(Net Debt + Preferred) / Adjusted EBITDA:			Consolidated debt	$1,337,045
Adjusted EBITDA	$271,466		less mortgages and notes payable	(131,849)
			Unsecured Debt	$1,205,196
Net debt	$1,248,384
Preferred shares liquidation preference	96,770		Unencumbered adjusted NOI (Annual)	$232,455
Net debt + preferred	$1,345,154
			Unsecured Debt / Unencumbered NOI	5.2	x
(Net Debt + Preferred) / Adjusted EBITDA	5.0	x

For the 12/31/2020, 12/31/2019 and 12/31/2018 Select Credit Metric reconciliation see corresponding period Quarterly Supplemental Information.
(1) Includes funds held at 1031 exchange intermediaries.

Investor Information

Transfer Agent

Computershare	Overnight Correspondence:
PO Box 505000	462 South 4th Street, Suite 1600
Louisville, KY 40233	Louisville, KY 40202
(800) 850-3948
www-us.computershare.com/investor

Investor Relations

Heather Gentry
Senior Vice President, Investor Relations
Telephone (direct)	(212) 692-7219
E-mail	hgentry@lxp.com

Research Coverage

Bank of America/Merrill Lynch
James Feldman	(646) 855-5808
KeyBanc Capital Markets Inc.
Evercore Partners		Craig Mailman	(917) 368-2316
Sheila K. McGrath	(212) 497-0882
Ladenburg Thalmann & Co., Inc.
J.P. Morgan Chase		John Massocca	(212) 409-2543
Anthony Paolone	(212) 622-6682
Wells Fargo Securities, LLC
Jeffries & Company, Inc.		Todd J. Stender	(562) 637-1371
Jon Peterson	(212) 284-1705

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